1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	14	698,985.28	49,927.52	0.08	7.576	346	591	43.84	43.84	41.12	85.7	100	92.85	0	92.85
50000.01 - 70000.00	69	4,347,921.14	63,013.35	0.52	7.627	334	594	57.23	57.23	33.18	80.39	98.44	85.59	0	89.91
70000.01 - 75000.00	31	2,267,590.07	73,148.07	0.27	7.781	343	594	69.08	69.08	37.15	77.44	93.58	87.1	6.42	67.95
75000.01 - 100000.00	278	24,883,894.43	89,510.41	2.95	8.049	353	594	75.27	75.49	37.36	73.38	90.28	86.68	1.72	75.9
100000.01 - 200000.00	1,701	254,543,384.78	149,643.38	30.21	7.592	356	604	77.73	77.98	39.71	61.31	95.46	80.36	9.67	81.38
200000.01 - 300000.00	1,095	269,131,407.36	245,782.11	31.94	7.342	359	616	79.17	79.53	41.49	49.99	95.84	78.39	18.33	83.66
300000.01 - 400000.00	508	174,146,537.54	342,808.14	20.67	7.273	359	629	81.6	81.94	43.12	42.68	96.6	75.15	26.13	82.49
400000.01 - 500000.00	183	81,472,930.57	445,207.27	9.67	6.918	359	648	80.41	80.66	43.05	45.89	96.29	76.73	27.03	75.5
500000.01 - 1000000.00	52	31,162,862.29	599,285.81	3.7	6.572	356	673	77.22	77.64	39.5	62.69	98.33	83.02	47.16	89.94
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
<= 599	1,825	358,667,386.20	196,530.07	42.56	7.907	358	556	76.13	76.33	41.98	55.76	98.9	81.97	2.44	86.99
600 - 619	437	88,584,211.33	202,709.87	10.51	7.286	358	609	80.41	80.55	41.03	48.96	98.15	76.8	21.13	79.39
620 - 639	438	94,603,968.00	215,990.79	11.23	7.139	357	630	82.04	82.36	40.7	54.26	97.14	79.32	28.2	79.19
640 - 659	324	68,806,834.48	212,366.77	8.17	7.073	355	649	81.55	81.71	40.17	52.19	90.46	78.59	29.97	81.78
660 - 679	250	59,605,847.30	238,423.39	7.07	6.858	355	669	81.13	81.43	40.49	54.09	90.79	79.61	29.88	79.89
680 - 699	222	52,615,283.22	237,005.78	6.24	6.804	356	688	81.42	82.04	40.66	47.99	91.8	69.65	34.55	75.35
700 - 719	150	41,843,554.13	278,957.03	4.97	6.682	358	710	83.3	83.59	39.82	47.49	92.92	78.77	41.16	76.05
720 >=	285	77,928,428.80	273,433.08	9.25	6.545	358	749	79.11	79.98	40.85	48.77	90.74	69.91	36.88	74.31
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

3. LTV(1)

LTV(1)	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
< 80.00	1,648	337,023,649.37	204,504.64	40	7.139	356	606	66.19	66.29	40.86	52.68	96.64	80	15.4	92.55
80	453	99,938,181.19	220,614.09	11.86	7.372	358	611	80	82.01	41.84	47.88	93.56	68.22	17.28	76.56
80.01 - 85.00	612	134,619,040.43	219,965.75	15.98	7.363	358	615	84.41	84.48	41.24	55.51	92.44	80	17.36	84.7
85.01 - 90.00	750	170,734,815.49	227,646.42	20.26	7.507	358	630	89.53	89.6	41.27	53.05	96.13	80.01	25.34	75.88
90.01 - 95.00	352	78,960,946.88	224,320.87	9.37	7.745	358	658	94.79	94.79	41.37	52.52	99.66	81.3	26.48	64
95.01 - 100.00	116	21,378,880.10	184,300.69	2.54	8.07	359	668	99.87	99.87	41.63	64.58	100	76.78	0	37.22
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

4. Loan Purpose

Loan Purpose	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
Refi-Cash Out	3,204	690,488,494.87	215,508.27	81.94	7.293	357	615	77.55	77.64	41.25	54.78	96.69	79.63	18.39	100
Refi- Rate/Term	277	53,140,106.09	191,841.54	6.31	7.274	356	628	81.6	81.88	41.08	69.35	95.56	84.45	22.95	0
Purchase	450	99,026,912.50	220,059.81	11.75	7.855	359	644	87.74	89.56	40.8	31.15	90.33	68.62	17.72	0
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

5. Property Type

Property Type	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
2-Unit	106	27,482,281.98	259,266.81	3.26	6.844	356	666	73.47	74.17	41.35	42.19	84.52	0	23.65	83.48
3-Unit	35	9,448,970.58	269,970.59	1.12	6.868	356	667	72.3	72.3	41.27	59.24	80.15	0	13.85	89.69
4-Unit	13	3,745,798.33	288,138.33	0.44	7.326	352	652	67.55	67.55	38.96	58.67	56.33	0	13.35	88.55
Attached PUD/Townhome	121	26,551,850.76	219,436.78	3.15	7.753	359	612	80.92	81.42	42.6	50.03	95.11	0	20.43	77.91
Detached PUD	293	70,100,134.04	239,249.60	8.32	7.321	358	614	80.96	81.37	41.88	59.56	97.25	0	22.61	80.44
High-Rise Condo (5+ Stories)	19	4,181,729.65	220,091.03	0.5	7.771	356	609	83.86	83.86	44.22	39.18	86.94	0	7.32	52.42
Low-Rise Condo (1-4 Stories)	199	38,446,973.27	193,200.87	4.56	7.398	359	636	80.57	81.3	41.14	46.39	89.79	0	26.83	69.23
SFR	3,145	662,697,774.85	210,714.71	78.64	7.369	357	616	78.99	79.24	41.05	53.13	97.08	100	17.58	82.97
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

6. Occupancy

Occupancy	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
Primary Residence	3,749	807,834,775.56	215,480.07	95.87	7.355	357	617	79.04	79.36	41.31	53.41	100	79.64	19.39	82.64
Investment Property	170	32,286,653.13	189,921.49	3.83	7.399	355	668	77.54	77.62	38.09	39.92	0	56.13	0.23	65.34
Second Home	12	2,534,084.77	211,173.73	0.3	7.728	355	676	84	84	41.52	64.92	0	48.89	0	70.46
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

7. State

State	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
California	1,142	318,023,317.94	278,479.26	37.74	6.963	358	630	74.63	74.89	42.15	47.44	95.45	84.29	25.08	88.91
Georgia	96	14,577,707.19	151,851.12	1.73	7.933	358	600	86.54	87.3	37.55	57.05	94.06	78.45	14.19	68.33
Massachusetts	43	11,116,108.49	258,514.15	1.32	7.278	359	624	80.95	81.84	40.69	51.79	96.61	84.97	16.49	87.77
New York	135	37,728,660.11	279,471.56	4.48	7.47	354	642	80.17	80.56	41.06	31.08	93.42	73.47	13.14	66.95
Other	2,515	461,209,719.73	183,383.59	54.73	7.604	357	611	81.63	81.93	40.66	58.39	96.4	75.03	14.77	78.66
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

8. Documentation

Documentation	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
1 Yr Full Doc	1,070	219,378,829.32	205,026.94	26.03	7.047	356	618	78.2	78.45	41.43	100	97.26	80.69	18.13	87.48
1 Yr Limited Doc	58	13,065,059.90	225,259.65	1.55	7.391	358	591	76.57	76.57	37.22	0	92.44	74.32	16.05	80.53
2 Yr Full Doc	1,086	204,709,401.94	188,498.53	24.29	7.311	357	607	79.97	80.33	41.38	100	97.59	77.34	15.14	82.4
Full Doc - 12 Months Bank Statements	68	17,395,532.20	255,816.65	2.06	6.535	359	677	79.89	80.06	40.55	100	83.01	77.52	25.38	76.96
Full Doc - 24 Months Bank Statements	17	4,491,628.70	264,213.45	0.53	6.76	359	608	79.73	79.73	36.42	100	85.63	72.51	8.3	95.83
Stated Income	1,632	383,615,061.40	235,058.25	45.52	7.603	358	626	78.98	79.3	41.16	0	94.97	78.44	20.62	78.65
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

9. IO

IO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
N	3,364	685,924,737.67	203,901.53	81.4	7.476	357	608	78.56	78.75	41.37	54	94.93	79.63	0	82.15
Y	567	156,730,775.79	276,421.12	18.6	6.839	359	669	80.94	81.73	40.38	48.2	99.95	74.35	100	81.02
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

10. LIEN

LIEN	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
First Lien	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94

11. Loans with Silent Seconds

Loans with Silent Seconds	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
N	3,863	826,937,509.71	214,066.14	98.13	7.362	357	619	78.98	78.98	41.15	52.93	95.81	78.8	18.14	82.92
Y	68	15,718,003.75	231,147.11	1.87	7.106	358	651	80.36	96.67	43.01	52.75	99.14	70.67	42.52	30.62
Total:	3,931	842,655,513.46	214,361.62	100	7.358	357	619	79	79.31	41.19	52.92	95.87	78.64	18.6	81.94
(1) LTV refers to loan to value for first lien loans and combined loan to value for second lien loans.

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